UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2013

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

Enbridge Energy Partners, L.P., referred to herein as “we” or “our,” issued a press release on June 27, 2013 (the “Press Release”), announcing that it has exercised its options to decrease its economic interests in the Lakehead system expansions of both the Eastern Access and Mainline Expansion projects from 40 percent to 25 percent. The Option Interest Purchase Agreement was executed on June 28, 2013. We will have the option to increase our economic interest by up to 15 percentage points in the Lakehead system expansions of both the Eastern Access and Mainline Expansion projects within one year of the final projects’ targeted in-service date of 2016. A copy of the Option Interests Purchase Agreement is attached hereto as Exhibit 10.1.

Furthermore, on July 3, 2013, we amended our 364-day revolving Credit Agreement, dated as of July 6, 2012, with JPMorgan Chase Bank, National Association, to extend the termination date and to increase the aggregate commitments under the facility by $50 million. A copy of the Amendment No. 2 to Credit Agreement and Extension and Increase Agreement is attached hereto as Exhibit 10.2.

Item 8.01	Other Events.

We also announced in the Press Release that we and certain of our subsidiaries were entering into a Receivables Purchase Agreement with a subsidiary of Enbridge Inc., referred to herein as “Enbridge”, which was executed on June 28, 2013, whereby Enbridge will purchase our subsidiaries’ accounts receivables and accruals on a monthly basis through 2016 until our large growth capital commitments are permanently funded.

A copy of the Press Release is available on our website at www.enbridgepartners.com and is attached hereto as Exhibit 99.1. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: July 5, 2013	By:	/s/ William M. Ramos
William M. Ramos Controller (Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

10.1	Option Interests Purchase Agreement, dated as of June 28, 2013, between Enbridge Energy Partners, L.P. and Enbridge Energy Company, Inc.

10.2	Amendment No. 2 to Credit Agreement and Extension and Increase Agreement, dated as of July 3, 2013, by and among Enbridge Energy Partners, L.P., the lenders parties thereto and JPMorgan Chase Bank, National Association.

99.1	Press Release of Enbridge Energy Partners, L.P., dated June 27, 2013.